                                 EXHIBIT 99 (D)

                   Clin-Ark Bankshares, Inc. and Subsidiaries
           Consolidated Financial Statements dated December 31, 1992

                           CLIN-ARK BANKSHARES, INC.

                               DECEMBER 31, 1992

                              FINANCIAL STATEMENTS

                                      WITH

                          INDEPENDENT AUDITOR'S REPORT

                          Independent Auditor's Report


Board of Directors
Clin-Ark Bankshares, Inc.
Clinton, Arkansas


  We have audited the accompanying consolidated balance sheet of Clin-Ark Bankshares, Inc. as of December 31, 1992, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audit.


  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Clin-Ark Bankshares, Inc. as of December 31, 1992, and the consolidated results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.




                                                   Frost & Company
                                                   Certified Public Accountants

Little Rock, Arkansas
February 19, 1993

                           CLIN-ARK BANKSHARES, INC.

                           CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1992
                         (DOLLAR AMOUNTS IN THOUSANDS)





                  Assets                                           1992
                  ------                                           ----

 Cash and due from banks                                           $  1,856
                                                                   --------

 Interest-bearing time deposits                                         891
                                                                   --------

 Investment securities
       United States Treasury securities                              3,677
       Securities of United States government
         agencies and corporations                                    3,016
       Obligations of state and political subdivisions                  414
       Other securities                                               5,937
                                                                   --------
 Total investment securities                                         13,044
                                                                   --------

 Federal funds sold                                                   1,035
                                                                   --------

 Loans
       Loans, net of unearned income                                 30,645
       Reserve for loan losses                                         (304)
                                                                   --------
 Net loans                                                           30,341
                                                                   --------

 Premises and equipment, net of accumulated depreciation                715
                                                                   --------

 Other assets                                                           545
                                                                   --------

 Total assets                                                       $48,427
                                                                   ========





The accompanying notes are an integral part of these financial statements.

                           CLIN-ARK BANKSHARES, INC.

                           CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1992
                         (DOLLAR AMOUNTS IN THOUSANDS)



             Liabilities and stockholders' equity               1992
             ------------------------------------               ----
 Deposits
       Noninterest - bearing deposits                         $  3,905
       Interest - bearing deposits                              40,663
                                                              --------
 Total deposits                                                 44,568
                                                              --------

 Accrued expenses and other liabilities                            379
                                                              --------

 Total liabilities                                              44,947
                                                              --------

 Commitments and contingencies (Notes 8, 9, 11 and 13)

 Stockholders' equity
       Common stock, par value, $1 per share;
        authorized, 52,000 shares; issued
        and outstanding, 51,442 shares                              52
       Additional paid-in capital                                1,260
       Retained earnings                                         2,194
                                                              --------
                                                                 3,506
       Treasury stock, 558 shares at cost                          (26)
                                                              --------
 Total stockholders' equity                                      3,480
                                                              --------



 Total liabilities and stockholders' equity                    $48,427
                                                              ========





The accompanying notes are an integral part of these financial statements.

                           CLIN-ARK BANKSHARES, INC.

                        CONSOLIDATED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1992
             (DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                                     1992
                                                                                     ----
 Interest income
       Interest and fees on loans                                                  $ 2,701
       Interest on Federal funds sold                                                   32
       Interest on time deposits                                                       109
       Interest and dividends on investment securities
             United States Treasury securities                                         246
             Securities of United States government agencies and corporations          219
             Obligations of state and political subdivisions                            33
             Other securities                                                          286
                                                                                   -------
 Total interest income                                                               3,626
                                                                                   -------

 Interest expense
       Interest on deposits                                                          1,661
       Interest on Federal funds purchased and securities
         sold under repurchase agreements                                                2
                                                                                   -------
 Total interest expense                                                              1,663
                                                                                   -------

 Net interest income                                                                 1,963
       Provision for loan losses                                                       (77)
                                                                                   -------
 Net interest income after provision for loan losses                                 1,886
                                                                                   -------

 Other operating income
       Service charges on deposit accounts                                             176
       Other service charges, commissions and fees                                      92
       Securities gains                                                                 76
       Other income                                                                    102
                                                                                   -------
 Total other operating income                                                          446
                                                                                   -------

 Other operating expenses
       Salaries                                                                        491
       Pension and other employee benefits                                             115
       Net expense of premises and fixed assets                                        127
       Other                                                                           413
                                                                                   -------
 Total other operating expenses                                                      1,146
                                                                                   -------

 Income before income taxes                                                          1,186

 Income taxes                                                                          480
                                                                                   -------

 Net income                                                                        $   706
                                                                                   =======

 Primary earnings per share                                                        $ 12.96
                                                                                   =======





The accompanying notes are an integral part of these financial statements.

                           CLIN-ARK BANKSHARES, INC.

           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1992
                         (DOLLAR AMOUNTS IN THOUSANDS)



                                                                               Additional
                                                                Common          Paid-In       Retained         Treasury
                                                                Stock           Capital       Earnings         Stock          Total
                                                                -----           -------        --------        -----          -----
 Balance - January 1, 1992                                        $52           $1,260         $1,488           $(19)        $2,781

       Purchase of treasury stock                                 -             -              -                  (7)            (7)

       Net income                                                 -             -                 706           -               706
                                                                -----       ----------       --------        -------       --------

 Balance - December 31, 1992                                      $52           $1,260         $2,194           $(26)        $3,480
                                                                  ===           ======         ======           ====         ======





The accompanying notes are an integral part of these financial statements.

                           CLIN-ARK BANKSHARES, INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1992
                         (DOLLAR AMOUNTS IN THOUSANDS)



                                                                                     1992
                                                                                     ----
 Cash flows from operating activities
       Net income                                                                $    706
       Adjustments to reconcile net income to net cash
         provided (used) by operating activities:
           Provision for loan losses and losses on other real estate                   82
           Depreciation and amortization                                               89
           Accretion of bond discounts                                                152
           Gain on sale of investment securities                                      (76)
           Change in deferred income tax benefit                                       18
           Loss on sale of equipment                                                   (1)
           Increase in other assets                                                   (54)
           Increase in accrued expenses and other liabilities                          32
                                                                                 --------
 Net cash provided (used) by operating activities                                     948
                                                                                 --------

 Cash flows from investing activities
       Proceeds from sale of investment securities                                  4,853
       Proceeds from maturities of investment securities                            3,996
       Purchase of investment securities                                          (11,362)
       Net increase in loans                                                       (5,269)
       Net decrease in time deposits                                                3,360
       Proceeds from sales of premises and equipment                                   11
       Purchases of premises and equipment                                           (113)
       Increase in Federal funds sold                                                (230)
                                                                                 --------
 Net cash provided (used) by investing activities                                  (4,754)
                                                                                 --------

 Cash flows from financing activities
       Increase in deposits                                                         4,287
       Purchase of treasury stock                                                      (7)
                                                                                 --------
 Net cash provided (used) by financing activities                                   4,280
                                                                                 --------

 Net increase in cash and cash equivalents                                            474

 Cash and cash equivalents - beginning of year                                      1,382
                                                                                 --------

 Cash and cash equivalents - end of year                                          $ 1,856
                                                                                 ========


 Supplemental disclosures
 ------------------------

        Cash paid during the year for:
            Interest                                                             $  1,732
            Income taxes                                                         $    390





The accompanying notes are an integral part of these financial statements.

                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992



1.       Summary of Significant Accounting Policies

                 The accounting and reporting policies of Clin-Ark Bankshares, Inc. ("the Corporation") conform with generally accepted accounting principles and practices within the banking industry. The policies that materially affect financial position and the results of operations are summarized as follows:

         a. Basis of presentation - The consolidated financial statements include the accounts of the Corporation, its wholly owned subsidiary First National Bank of Clinton and its majority owned subsidiary, First North Central Insurance, Inc. All material intercompany accounts and transactions have been eliminated in consolidation.

         b. Investment securities - Investment securities are stated at cost, adjusted for amortization of premiums and accretion of discounts computed on the interest method. Although the quoted market values fluctuate, investment securities are held for investment purposes and gains and losses are recognized in the accounts upon realization or at such time that management determines that a permanent decline in value exists. The adjusted cost of the specific security is used to compute the gain or loss on sales of investment securities.

         c. Loans - Interest on loans is credited to income based upon the principal amount outstanding.

         d. Reserve for loan losses - For financial reporting purposes, the reserve for loan losses is established through a provision for loan losses charged to expense. Loans are charged against the reserve for loan losses when management believes that the collectibility of the principal is unlikely. The reserve is an amount that management believes will be adequate to absorb possible losses on existing loans that may become uncollectible, based on evaluations of the collectibility of loans and prior loan loss experience. The evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current economic conditions that may affect the borrowers' ability to pay. Accrual of interest is discontinued on a loan when management believes, after considering economic and business conditions and collection efforts, that the borrowers' financial condition is such that collection of interest is doubtful.
                 For income tax purposes, loans are charged to expense when management believes that the collectibility of the principal is unlikely.

         e. Premises and equipment - Premises and equipment are stated at cost, less accumulated depreciation.

                          For financial reporting purposes, depreciation is
                 charged to operating expenses over the estimated useful lives of the assets and is computed on the straight-line method. For

                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992





1.       Summary of Significant Accounting Policies (cont.)

                 income tax purposes, depreciation is computed under the methods prescribed under the applicable tax laws.

         f. Income taxes - The Corporation utilizes the liability method of accounting for deferred income taxes. The liability method provides for a deferred tax liability (benefit) on the balance sheet for the temporary differences between financial statement and tax return income at the tax rates which are in effect at the date of the financial statements.

         g. Real estate acquired through foreclosure - Real estate acquired through foreclosure is reported at the lower of cost or estimated realizable value. During 1992, the Corporation acquired $125,000 of other real estate as a result of foreclosing on past due loans. At December 31, 1992, approximately $4,000 of other real estate is included in other assets.

         h. Cash and cash equivalents - For purposes of reporting cash flows, cash and cash equivalents include cash on hand and amounts due from banks.

         i. Earnings per common share - Primary earnings per share are computed based on the weighted average number of shares that would be outstanding plus the shares that would be outstanding assuming exercise of dilutive stock options which are considered to be common stock equivalents. The number of shares that would be issued from the exercise of stock options has been reduced by the number of shares that could have been purchased from the proceeds at the average estimated number of shares used in the computations were $54,461 in 1992. Fully diluted earnings per share amounts are not presented because they are not materially dilutive.

2.       Investment Securities

                 At December 31, 1992, the amortized cost and estimated market values of investment securities were as follows (in thousands):

                                                                                    1992
                                                      ---------------------------------------------------------------------------
                                                                                  Gross                 Gross              Estimated
                                                          Amortized              Unrealized           Unrealized             Market
                                                            Cost                  Gains                 Losses               Value
                                                          ---------              ----------           ----------           ---------
 United States Treasury
   securities                                              $  3,677                $  40                $  -               $  3,717
 Securities of United States
   government agencies and
   corporations                                               3,016                   34                    2                 3,048

                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992





2.       Investment Securities (cont.)

                                                                                         1992
                                                        ----------------------------------------------------------------------
                                                                             Gross                 Gross              Estimated
                                                      Amortized            Unrealized           Unrealized             Market
                                                        Cost                 Gains                Losses                Value
                                                        ----                 -----                ------                -----
 Obligations of state and
   political subdivisions                          $     414                $  10                  $12             $     412
 Other securities                                      5,937                   36                   10                 5,963
                                                     ---------               ------                 ----             ---------

                                                   $  13,044                 $120                  $24               $13,140
                                                     =======                 ====                  ===               =======

                 The amortized cost and estimated market value of investment securities at December 31, 1992 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                          1992
                                                                                              -----------------------------------
                                                                                                                       Estimated
                                                                                                Amortized               Market
                                                                                                  Cost                   Value
                                                                                                  ----                   -----
                                                                                                         (in thousands)
         Due in one year or less                                                                  $  5,971             $  5,977
         Due after one year through five years                                                       6,495                6,577
         Due after five years through ten years                                                         45                   46
         Due after ten years                                                                           533                  540
                                                                                                  ----------           ----------

                                                                                                  $ 13,044             $ 13,140
                                                                                                   =======              =======


                 Proceeds from sales and maturities of investments in investment securities during the year ending December 31, 1992 were approximately $8,849,000. Gross gains of approximately $76,000 were realized on the sales.

                 As required by law, investments carried at approximately $5,750,000 at December 31, 1992 were pledged to secure public deposits and for other purposes.

                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992



3.       Loans

                 The following is a summary of the loan portfolio by principal regulatory categories at December 31, 1992 (in thousands):


                                                                                                1992
                                                                                                ----
                       Commercial, financial and agricultural                                 $  4,534
                       Real estate - construction                                                    1
                       Real estate - mortgage                                                   21,844
                       Other                                                                     4,266
                                                                                               --------

                       Loans, net of unearned income                                           $30,645
                                                                                               =======

                 Loan maturities as of December 31, 1992 are as follows (in thousands):

                       Within one year                                                         $15,901
                       One to five years                                                        14,182
                       After five years                                                            562
                                                                                              ---------

                       Total                                                                   $30,645
                                                                                               =======


4.       Reserve for Loan Losses

                 A summary of transactions within the reserve for loan losses for the year ending December 31, 1992 is as follows (in thousands):

                                                                                                  1992
                                                                                                  ----
                   Balance - beginning of year                                                        $242

                      Provision charged to operating expense                                            77
                      Recoveries on loans previously charged-off                                         2
                                                                                                   -------
                                                                                                       321
                      Loans charged-off                                                                 17
                                                                                                    ------

                   Balance - end of year                                                              $304


                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992



5.       Premises and Equipment

                 A summary of asset classifications and depreciable lives at December 31, 1992 is as follows (in thousands): Useful Lives

                                                          1992                  (Years)
                                                          ----                  -------
                  Land                                      $   134
                  Buildings and improvements                    510           15 to 60
                  Furniture and equipment                       397            3 to 15
                  Automobiles                                    13            3 to  5
                                                             --------
                                                              1,054
                  Accumulated depreciation                     (339)
                                                             -------

                                                            $   715
                                                              ======

                 Depreciation, included in operating expenses, amounted to approximately 66,000 in 1992.


6.       Time Deposits

                 The remaining maturities of time deposits at December 31, 1992 are as follows (in thousands):

                  Three months or less                                            $  9,973
                  Three through six months                                           7,181
                  Six through twelve months                                          4,292
                  Over twelve months                                                 3,945
                                                                                 ---------

                  Total                                                            $25,391
                                                                                   =======


7.       Income Taxes

                 Income tax expense for the consolidated statement of income consists of (in thousands):

                                                                  1992
                                                                  ----
                  Current provision                               $462
                  Deferred provision                                18
                                                                 ------

                                                                  $480
                                                                  ====

                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992





7.       Income Taxes (cont.)

                 The reasons for the difference between the actual tax expense and tax computed at the statutory Federal income tax rate are as follows (in thousands):

                                                                                   1992
                                                                       --------------------------
                                                                       Amount               Percent
                                                                       ------               -------
                   Tax on pre-tax income                                 $403               34.0%
                   State income tax, net of Federal benefit                33                2.8
                   Interest and other items
                     exempt from income tax                               (28)              (2.4)
                   Other                                                   72                6.1
                                                                        ------              ------

                                                                         $480               40.5%
                                                                         ====                ====

                 The sources of timing differences that result in the deferred income tax benefits and the tax effects of each were as follows (in thousands):

                                                                                            1992
                                                                                            ----
                  Provision for loan losses                                                 $(24)
                  Depreciation                                                                 1
                  Writedown of other real estate owned                                        (2)
                  Increase in unrecognized deferred tax benefit                               43
                                                                                            -----

                  Deferred income tax provision                                             $ 18
                                                                                            ====

                 In February 1992, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 109 - Accounting for Income Taxes. This statement provides for, among other things, the recognition of a deferred tax liability or asset for the estimated tax effect attributable to temporary differences and carryforwards. The valuation of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that are not expected to be realized. This statement is effective for fiscal years beginning after December 15, 1992 although earlier application is allowed. As of December 31, 1992, the Corporation has not implemented this statement. Although the estimated benefit has not been quantified, management believes that the adoption of this statement will have a favorable impact on the Corporation's financial position.

                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992



8.       Noncompensating Stock Option Agreements

                 On January 13, 1988, the Corporation granted a director and officer of the Corporation an option to purchase 3,000 shares of the Corporation's common stock at a purchase price of $25.00 per share. The term of the option was for a period of five years from the date of the grant. On March 26, 1990, an additional option was granted to the director to purchase up to an additional 2,500 shares of common stock at a purchase price of $45.00 per share. The term of this option was also for a period of five years from the date of the grant.

                 As of December 31, 1992, neither of the above noted option agreements had been exercised.

                 In January, 1993, the director exercised the option to purchase 3,000 shares of the Corporations common stock at a purchase price of $25.00 per share.


9.       Commitments and Contingencies

                 The Corporation is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuation in interest rates. These financial instruments include commitments to extend credit, standby letters of credit and interest rate caps and floors written.

                 The Corporation's exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit is represented by the contractual notional amount of those instruments. The Corporation has the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. For interest rate caps and floors, the contract or notional amounts do not represent exposure to credit loss.

                 Financial instruments, whose contract amount represents credit risk, consist of commitments to extend credit of approximately $1,650,000 at December 31, 1992.

                 Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require repayment of a fee. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Corporation evaluates each customer's credit worthiness on a case- by-case basis. The amount of collateral obtained, if deemed necessary by the Corporation upon extension of credit, is based on management's credit evaluation of the counterpart. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment, and income-producing commercial properties.

                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992





9.       Commitments and Contingencies (cont.)

                 The Corporation grants agribusiness, commercial, mortgage and consumer loans to customers within its lending region. The Corporation maintains a loan portfolio with a high concentration of real estate mortgage loans.


10.      Related Party Transactions

                 Directors, officers and employees were customers of, and had other transactions with, the Corporation's subsidiaries in the ordinary course of business. Loan transactions with directors, officers and employees were made on substantially the same terms as those prevailing, at the time made, for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features. Loans to these related parties amounted to approximately $1,231,000 at December 31, 1992.


11.      Employee Benefit Plan

                 The Corporation offers a profit sharing plan for all eligible employees. Employer contributions are based upon amounts determined at the sole discretion of the board of directors. Employees are not required or permitted to make contributions under the plan. Expenses relating to Corporation contributions to the plan were approximately $33,500 during the year ended December 31, 1992.


12.      Parent Company Financial Statements

                 The following are the condensed parent company only balance sheet as of December 31, 1992 and the parent only condensed statement of income and cash flows for the year then ended.

                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992





12.      Parent Company Financial Statements (cont.)


                           Clin-Ark Bankshares, Inc.
                  Parent Company Only Condensed Balance Sheet
                               December 31, 1992
                         (Dollar Amounts in Thousands)

                                                        Assets                               1992
                                                        ------                               ----
 Cash and cash equivalents                                                                 $       1

 Land                                                                                             68

 Investments in subsidiary                                                                     3,411
                                                                                             -------

                                                                                              $3,480
                                                                                              ======


                                         Liabilities and Stockholders' Equity
                                         ------------------------------------

 Income tax payable to subsidiary                                                          $       1

 Stockholders' equity                                                                          3,479
                                                                                             -------

                                                                                              $3,480
                                                                                              ======

                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992





12.      Parent Company Financial Statements (cont.)


                           Clin-Ark Bankshares, Inc.
               Parent Company Only Condensed Statement of Income
                               December 31, 1992
                         (Dollar Amounts in Thousands)

                                                                 1992
                                                                 ----
 Other operating income                                        $    2
 Total operating expenses                                           7
                                                              -------

 Operating loss before equity in undistributed
   earnings of subsidiary                                          (5)

 Equity in undistributed earnings of subsidiary                   711
                                                                -----

 Net income                                                      $706
                                                                 ====

                 At December 31, 1992, stockholders' equity of First National Bank of Clinton of approximately $1,557,000 was available for the payment of dividends to the Corporation without obtaining prior regulatory approval and while maintaining regulatory capital ratio requirements.

                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992





12.      Parent Company Financial Statements (cont.)

                           Clin-Ark Bankshares, Inc.
             Parent Company Only Condensed Statements of Cash Flows
                               December 31, 1992
                         (Dollar Amounts in Thousands)

                                                                                              1992
                                                                                              ----
 Cash flows from operating activities
       Operating loss                                                                       $   (5)
       Adjustments to reconcile net income to net
         cash provided (used) by operating activities:
           Equity in undistributed earnings of subsidiary                                      711
                                                                                             -----
 Net cash provided (used) by operating activities                                              706
                                                                                             -----

 Cash flows from investing activities
       Purchase of fixed assets                                                                (68)
       Increase in investment in subsidiary                                                   (632)
                                                                                             -----
 Net cash provided (used) by investing activities                                             (700)
                                                                                             -----

 Cash flows from financing activities
       Purchase of treasury stock                                                               (7)
                                                                                           -------
 Net cash provided (used) by financing activities                                               (7)
                                                                                           -------

 Net decrease in cash and cash equivalents                                                      (1)

 Cash and cash equivalents - beginning of year                                                   2
                                                                                           -------

 Cash and cash equivalents - end of year                                                    $    1
                                                                                            ======

 Supplemental disclosures
 ------------------------

        Cash paid during the year for:
            Interest                                                                        $    7
            Income taxes                                                                      $390

                           CLIN-ARK BANKSHARES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1992



13.      Merger

                 On December 16, 1992, the Corporation entered into a letter of intent with Union Planters Corporation ("UPC"), whereby UPC intends to acquire the Corporation's outstanding stock in exchange for shares of UPC. Consummation of this transaction is subject to regulatory and stockholder approval.